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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 9, 2002
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873

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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)

           Michigan                                   38-0819050
  (State of incorporation)               (IRS employer identification number)

            901 44th Street,                             49508
         Grand Rapids, Michigan                        (Zip Code)
(Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

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ITEM 5.  Other Events

On September 9, 2002, Steelcase Inc. announced that it has named Frank Merlotti Jr. as President of Steelcase North America. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              STEELCASE INC.

Date: September 9, 2002

                                                    /S/ JAMES P. KEANE
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                                                      James P. Keane
                                                  Senior Vice President
                                               and Chief Financial Officer
                                              (Duly Authorized Officer and
                                               Principal Financial Officer)